UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2004

                        Commission file number: 000-16299
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                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                   13-3054685
-------------------------------           ------------------------------------
(State or other jurisdiction of           (IRS Employer Identification Number)
 Incorporation or Organization)



          801 Mahler Rd, Suite G, Burlingame, CA                94010
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         (Address of principal executive offices)             (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

     The Board of Directors of ANTs software inc. (the "Company') appointed Mr. Boyd Pearce as President and Chief Operating Officer of the Company effective October 18, 2004.


     Prior to joining the Company, Mr. Pearce was an Independent Consultant from October 2002 through October 2004; Chief Sales and Marketing Officer at CoVia from October 2001 through September 2002; CEO of eSOLD.com from March-September 2001; VP and General Manager USA, Hitachi Data Systems from March 1999 through February 2001. Mr. Pearce completed a Bachelor of Arts from the University of Kansas in 1967, majoring in Chemistry and Mathematics. He has also attended executive management programs at Harvard, Dartmouth and Penn State Universities.

The letter agreement ("Letter Agreement") between the Company and Mr. Pearce provides that (i) Mr. Pearce's employment with the Company shall commence on October 18, 2004 and such employment is at-will and may be terminated by Mr. Pearce or the Company at any time without notice, for any reason and for no reason, with or without cause, (ii) Mr. Pearce's annual salary will be $200,000.00, (iii) Mr. Pearce will be eligible to earn a bonus of up to an additional $100,000 contingent on his attainment of certain goals to be established by the Compensation Committee of the Board of the Company in its sole and absolute discretion, and that (iv) Mr. Pearce will receive a fully vested option to purchase up to 100,000 shares of Common Stock of the Company and an option to purchase up to 650,000 shares of Common Stock of the Company subject to vesting. The Letter Agreement further provides that in the event the Board and the shareholders of the Company approve an increase in the number of shares reserved under the Company's 2000 Stock Option Plan, and subject to Board approval and regulatory approval, the Company will also grant Mr. Pearce, in the event Mr. Pearce is still employed by the Company, an option to purchase up to 750,000 shares of Common Stock of the Company.

ITEM 9.01 Financial Statement and Exhibits.

(c)      Exhibits

         10.1     Letter Agreement between the Company and Boyd Pearce.
         99.1     Press Release dated October 18, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTs software inc.

Date:    October 20, 2004             By:  /s/ Francis K. Ruotolo
                                           ---------------------------
                                               Francis K. Ruotolo,
                                               Chairman and
                                               Chief Executive Officer